Mueller Co. Cleveland
Hourly Retirement Savings
and Investment Plan

                                        ADOPTION AGREEMENT 002
                                        USE ONLY WITH BASIC PLAN
                                        DOCUMENT NO. 01



                        ADOPTION AGREEMENT

     GOODWIN, PROCTER & HOAR REGIONAL PROTOTYPE NON-STANDARD

                PROFIT SHARING SECTION 401(k) PLAN


1.              THE EMPLOYER    (Note:  The term "Employer" includes all
                                 Related Employers as defined in Section
                                 2.12 of the Plan)

  Name:  Tyco International Ltd.     Employer Identification
         -----------------------
                                     Number

  Address   Tyco Park                     04-2297459
            ---------                     ----------

            Exeter, NH 03833         Plan Number   026
            ----------------                       ---------
                                     (001 or next available number)

  Nature of Business:                Fiscal Year Ends:

  Manufacturing                           6/30
  --------------------               ---------------
  Type of Employer:

    X   corporation                   partnership
   ---                             ---
        sole proprietor                 other
   ---                             ---

2.     THE PLAN

  A. The Plan or Amendment adopted by this Adoption Agreement is effective July 1, 1993. (Should ordinarily be the first day of a Fiscal Year.)

       This adoption is (check one):

  ( )   An original adoption of an entirely new plan.

  (X) An amendment to and continuation of a plan originally effective January 1, 1991 and entitled Mueller Co. Cleveland Hourly Retirement
        ---------------              ---------------------------------------
        Savings and Investment Plan.
        ---------------------------


  B.    Top-Heavy status (check one):

  ( )   i.  The Plan will always be administered as if it were top-heavy.

  (X) ii. The Employer will determine each year whether or not the Plan is top-heavy. For purposes of determining the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following (complete if you maintain or ever maintained a defined benefit plan):

            Interest rate     %
                         ----
            Mortality table                              .
                            -----------------------------
            Valuation date for purposes of computing the top-heavy ratio shall
            be          of each year.
              --------

3.      PLAN YEAR, LIMITATION YEAR

  The Plan Year shall be the twelve consecutive month period ending on December 31 of each year. The Limitation Year for all qualified plans of the Employer shall be the twelve consecutive month period ending on December 31 of each year.


4.      TRUSTEE

  The Employer hereby designates the following to act as Trustee under the
  Plan:  Mellon Bank


5.      PERMISSIBLE INVESTMENTS

  The Permissible Investments shall include (check any options you wish to elect):

  ( )   A.  Such stocks, bonds, or other marketable securities, including certificates of participation or shares of any regulated mutual investment company, trust or fund, put and call options, certain hedged covered option positions, limited partnership interests, private letter stock, as the Trustee from time to time selects; provided that the Trustee shall not invest in securities of an Employer; and that the Trustee may hold funds of the Trust uninvested if and to the extent it deems advisable from time to time, and provided further that the Trustee is authorized to commingle part or all of the assets of the Trust in one or more trusts, including trusts of which the Trustee is trustee, whether now existing or hereafter created, for the collective investment of funds held under employees' pension or profit sharing plans or trusts which are qualified within the meaning of and exempt from tax under the revenue laws of the United States, and permitted by existing or future rulings of the United States Treasury Department to pool their respective funds in a group trust, in which event the instrument pursuant to which such trust is established shall be deemed to be a part of the Plan.

  ( )   B.  Such guaranteed income contracts and similar products, if any, whether issued by an insurance company or other financial institution, as the Trustee from time to time selects.

  ( )   C.  Such short-term obligations from time to time selected by the
            Trustee, including but not limited to savings accounts, certificates of deposit, variable demand notes, short-term commercial paper, U.S. Treasury bills and notes, other obligations with short maturities on which interest income may vary from day to day, and shares of mutual funds investing principally in the foregoing.

  ( )   D.  Such shares of one or more mutual funds or interests in other pooled investment funds as the Trustee from time to time selects.

  (X) E. Other: Such shares of one or more mutual funds and such guaranteed income contracts and similar products, if any, whether issued by an insurance company or other financial institution, as the Plan Administrator from time to time selects.

6.      CONTRIBUTIONS AND FORFEITURES

  (X)   A.  Elective Deferrals
            -------------------

            If this paragraph is checked, Elective Deferrals not in excess
see         of 15% of a Member's Compensation shall be contributed
attachment  to the Trust by the Employer in accordance with a Salary Adjustment
            Agreement with the Member.

            The minimum Elective Deferrals per Member shall be $    per
                                                                ----
            week/month.

  ( )   B.  Employee Contributions
            ----------------------
            If this paragraph is checked, a Member may contribute up to    %
                                                                       ----
             of his Compensation to the Trust on a nondeductible basis.

            The minimum Employee Contributions per Member shall be $    per
                                                                    ----
            week/month.

  (X)   C.  Matching Contributions
            ----------------------
            If this paragraph is checked, the Employer shall make Matching Contributions to the Trust on behalf of all Members who make (check
            (i) or (ii) or both)

            (X)   (i)  Elective Deferrals

            ( )  (ii)  Employee Contributions

            to the Trust.

            The amount of Matching Contribution shall be (check one or more below)

            (X)  (a)     300 percent of the Member's Elective Deferrals.

            ( )  (b)        percent of the Member's Employee Contributions.
                    -------
            ( )  (c)        such amount voted or declared by the Employer each
                    -------
                    Fiscal Year.

            The Employer shall not match the Member's Elective Deferrals and/or Employee Contributions in excess of $ , or in excess of 1 percent of the Member's Compensation.

            The Matching Contributions

            ( ) will     (X) will not

            be limited to the Employer's Net Profits.

  ( )   D.  Employer Contributions
            -----------------------

            If this paragraph is checked, the Employer shall make Employer Contributions to the Trust each Fiscal Year in an amount determined as follows:

            ( )   (i) the amount voted or declared by the Employer on account of such Fiscal Year.

            ( )   (ii)       % of each eligible Member's Compensation, plus the
                       ----
                       amount voted or declared by the Employer on account of such Fiscal Year.

            ( ) If this paragraph is checked, a Member is eligible to share in the allocation of the Employer Contribution for any Plan Year if he is an Employee on the last day of the Plan Year, or if he died, retired, became disabled during such Plan Year, or terminated employment during such Plan Year after being credited with more than 500 Hours of Service.

            The Employer Contributions

            ( ) will                      ( ) will not

            be limited to the Employer's Net Profits.

            The Employer Contributions will be allocated to each eligible Member as follows:

            ( ) NOT INTEGRATED: The allocation will be made on a pro rata basis in accordance with each eligible Member's Compensation.

            ( ) INTEGRATED: The allocation will be integrated with Social Security as set forth in Section 5.05B(b) of the Plan.

  ( )   E.  Qualified Non-Elective Contributions
            ------------------------------------
            ( ) If this paragraph is checked, in any Plan Year in which the Plan cannot satisfy either the ADP or ACP test, the Employer may make
            Qualified Non-Elective Contributions to the Trust on behalf of Non-Highly Compensated Employees in an amount sufficient to enable the Plan to satisfy such tests.

  (X)   F.  Forfeitures
            -----------
            Forfeitures for each Plan Year shall be (check i or ii)

            (X) (i) applied to reduce Matching Contributions for such Plan Year.

            ( ) (ii) allocated in the same manner as Employer Contributions.

  ( )   G.  In any year in which the Plan is or is deemed to be top-heavy, a minimum contribution in the amount determined under Section 14.05(a) of the Plan is required. To avoid inappropriate omissions or duplication of minimum benefits or contributions if the Employer maintains more than one plan, the rules checked or specified below shall apply (check one)

            ( )   (i)    Minimum contributions shall be provided in this Plan
                         without regard to the benefits or contributions provided to the Member under the Employer's other plans
                         (subject to the limitations of Article XII).

            ( )   (ii)   Any Member who is also covered under the Employer's
                         other defined contribution plan and who is employed on the last day of the Plan Year shall receive minimum contributions in the amount determined under Section
                         14.05(a) of the Plan under the Employer's other defined contribution plan

            ( )   (iii)  Any Member who is also covered under the Employer's defined benefit plan and who is employed on the last day of the Plan Year shall receive minimum contributions or benefits as follows:

                  ( ) 1. A minimum contribution under this Plan in an
                         amount equal to 5% of the Member's
                         Compensation.

                  ( ) 2. A minimum contribution under this Plan in an
                         amount equal to 7.5% of the Member's
                         Compensation.

                  ( ) 3. A minimum benefit under the Employer's defined
                         benefit plan equal to the product of (a) the Member's average Compensation for the period of consecutive years (not exceeding five) when the Member had the highest aggregate Compensation from the Employer and (b) the lesser of 2% per year of service with the Employer or 20%.

                  ( ) 4. A minimum benefit under the Employer's defined benefit plan equal to the product of (a) the Member's average Compensation for the period of consecutive years (not exceeding five) when the Member had the highest aggregate Compensation from the Employer and (b) the lesser of 3% per year of service with the Employer or 30%.

  Note: The total employer contributions (Elective Deferrals, Matching
        Contributions, Employer Contributions and Qualified Non-elective Contributions) to the Trust each Fiscal Year may generally not exceed 15% of aggregate Members' compensation. The Annual Additions to a Member's accounts in any Limitation Year cannot exceed the lesser of $30,000 or 25% of the Member's Compensation.


7.      CLAIM FOR EXCESS ELECTIVE DEFERRALS

  Members who claim Excess Elective Deferrals pursuant to Section 6.02 of the Plan for the preceding calendar year must submit their claims in writing to the Plan Administrator by March 1.

  Note: Excess Elective Deferrals distributed after April 15 are not only includable in the Member's gross income for the year made, but are also includable in income again in the year distributed.


8.      COMPENSATION

  Compensation shall mean all of each Member's

  (X)   W-2 earnings

  ( )   Compensation (as that term is defined in Section 12.05(c))

  which is actually paid to the Member during

  (X)   the Plan Year.

  ( )   the calendar year ending with or within the Plan Year.

  ( )   the Limitation Year ending with or within the Plan Year.

  Compensation

  (X) shall include                 ( ) shall not include

  any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code.

  Compensation

  ( ) shall include                 (X) shall not include

  any amount paid before the Member becomes eligible to participate in the Plan.

  For a Self-Employed Individual covered under the Plan, Compensation means Earned Income.


9.      MEMBERSHIP/NORMAL RETIREMENT AGE

  A. Each Employee will be eligible to become a Member in this plan in accordance with Article III, except the following (check any options you wish to elect):

        ( )   i.  Employees who have not attained the age of     (cannot exceed
                                                            ----
                   21).

        (X) ii. Employees hired after January 1, 1991 who have not completed 1 Year of Eligibility Service.

        ( ) iii.  Employees who have not been employed for at least 6 months.

        ( ) iv. Employees covered by a collective bargaining agreement which does not include this Plan, if retirement benefits were the subject of good faith bargaining.

        (X) v. Employees employed in the following classes shall be excluded from eligibility:

                  ( )   hourly-paid employees.

                  ( )   salaried employees.

                  ( )   commissioned employees.

                  ( ) all employees other than employees covered by a collective bargaining agreement which includes this Plan.

                  ( ) employees of Related Employers, except that employees of the following Related Employers shall be eligible

                         -----------------------------------
                                                                 .
                         ----------------------------------------

                  ( )   leased employees.

                  (X) all employees other than hourly employees employed at the Cleveland plant of Mueller Company.

  Note: The term "Employee" includes any employee of the employer maintaining the plan or of any other employer required to be aggregated under
        Section 414(b), (c), (m) or (o) of the Code. Any individual who is a "leased employee" of any such employer (see Section 2.11 of the Plan) shall also be considered an Employee.

  B. Entry Date is generally defined as the first day of the Plan Year and the first day of the seventh month of the Plan Year. Check one of the following options if you prefer an alternate definition.


        ( ) If this paragraph is checked, Entry Date shall mean the first day of the Plan Year, and the first day of the fourth, seventh and tenth month of the Plan Year.

        ( ) If this paragraph is checked, Entry Date shall mean the first day of each payroll period.

  C.    Normal Retirement Age under the Plan shall be
        (check one):

            (X)  Age 65

            ( )  Age 62

            ( )  Other        .
                      --------

10.     VESTING FORMULA

  A. The Vesting Formula applicable to Plan Years in which the Plan is or is deemed to be top-heavy shall be: (check one)

  ( )   i.  100%  vesting immediately upon participation.

  (X)  ii.  100%  vesting after 3 (not to exceed 3) Years of Vesting Service.

  ( ) iii.  0%    (zero or higher) vesting after 1 Year of Vesting Service.

            20%   (20 or higher) vesting after 2 Years of Vesting Service.

            40%   (40 or higher) vesting after 3 Years of Vesting Service.

            60%   (60 or higher) vesting after 4 Years of Vesting Service.

            100%  vesting after 5 Years of Vesting Service.

  B. (Complete this Paragraph only if you checked Paragraph 2(B)(ii).) The Vesting Formula applicable to Plan Years in which the Plan is not top-heavy shall be: (check one)

  ( )   i.     %  (zero or higher) vesting after 1 Year of Vesting Service.
            ---
               %  (zero or higher) vesting after 2 Years of Vesting Service.
            ---
               %  (20 or higher) vesting after 3 Years of Vesting Service.
            ---
               %  (40 or higher) vesting after 4 Years of Vesting Service.
            ---

               %  (60 or higher) vesting after 5 Years of Vesting Service
            ---

               %  (80 or higher) vesting after 6 Years of Vesting Service
            ---
            100%  vesting after 7 Years of Vesting Service.

  (X) ii.   100% after 5 (not to exceed 5) Years of Vesting Service.


11.     SERVICE

  A. Hours of Service shall be determined for all Employees on the basis of actual hours for which an Employee is paid or entitled to payment, unless the following alternative is selected (check if you do not wish to maintain detailed records of hours paid):

        ( ) On the basis of weeks worked. An Employee shall be credited with forty-five (45) hours if under Section 2.16 of the Plan such Employee would be credited with at least one Hour of Service during the week.

        ( ) On the basis of months worked. An Employee shall be credited with one hundred-ninety (190) hours if under Section 2.16 of the Plan such Employee would be credited with at least one Hour of Service during the month.

  B. (Complete i and ii; 1000 Hours of Service will be required if the blanks are not completed.)

        i. The minimum number of Hours of Service required for a "Year of Eligibility Service" shall be 1000.

        ii. The minimum number of Hours of Service required for a "Year of Vesting Service" shall be 1000.

  C. Service for the following Predecessor Employer(s) shall be treated as service for the Employer:
                   Mueller Company                          .
          --------------------------------------------------

  D. All of an Employee's Years of Vesting Service with the Employer are counted to determine the vested percentage in the Employee's Employer Account and Matching Account except: (check if you wish to elect this option)

        ( ) Years of Vesting Service before the Employer maintained this plan or a predecessor plan.

        ( ) Years of Vesting Service completed before the Employee attained age
            18.

  E. The computation period for determining an Employee's Years of Vesting Service is the Plan Year unless the following is checked (check if you wish to elect this option):

        (X) For purposes of determining an Employee's Years of Vesting Service, the computation periods shall be the Employee's employment years. An employment year for an Employee is a twelve consecutive month period beginning on his employment commencement date. His employment commencement date is the date on which he first performed an Hour of Service.


12.     INVESTMENT AND WITHDRAWALS:  (check any options you wish to elect)

  (X) A. If this paragraph is checked, Members may elect the investment of their Accounts pursuant to Section 5.08B of the Plan.

  ( )   B.  If this paragraph is checked, Members may make the following withdrawals pursuant to Section 7.06(b) of the Plan (check the options you wish to elect):

            ( )   Withdrawals will be permitted from the Member's
                                                                 ----------
                  Employee Account and/or Rollover          Account pursuant
                                                  ----------
                  to Section 7.06(b)(i) of the Plan.

            ( )   Withdrawals will be permitted from the Member's
                                                                 -----------
                  Employer Account and/or         Matching Account pursuant
                                         --------
                  to Section 7.06(b)(ii) of the Plan; provided

                  ( ) i. the Member has participated in the Plan for at least sixty (60) months; or

                  ( ) ii. the Member has attained age   [fill in an age no less
                                                     ---
                          than 59-1/2].

                  ( )iii. the Member experiences a "Financial Hardship" as
                          defined in Section 7.06(b) of the Plan.

Note: Fully vested Employer Contributions and Matching Contributions will not be considered Qualified Non-Elective Contributions and Qualified Matching Contributions, respectively, if the Employer elects the above withdrawal provision, and such contributions cannot be used to help the Plan satisfy the ADP or ACP test.

            ( ) Withdrawals will be permitted from the Member's Elective
                Deferral Account for purposes of a "Financial Hardship" pursuant to Section 7.06(b)(iii) of the Plan.

  ( )   C.  If this paragraph is checked, the Trustee shall invest a portion of the Employer contribution in Insurance Policies. The percentage of the Employer contribution allocable to each insurable Member's
            Employer Account and Matching Account to be so invested shall be (complete i, ii or iii):

        ( )   i.     % (not to exceed 25%) in a term life insurance policy.
                ----

        ( )  ii.     % (not to exceed 49%) in an ordinary life insurance policy.
                ----
        ( ) iii.  (1)      % in a term life insurance policy and
                      ----
                  (2)     % in an ordinary life insurance policy.
                      ----

                  The percentage in (1) plus one-half of the percentage in (2) shall not exceed 25%.

                  If Paragraph 12(A) has been checked, the percentage specified above shall constitute the maximum percentage of the Employer Contribution and Matching Contribution which each Member may elect to have applied to the purchase of Insurance Policies.

  ( )   D.  If this paragraph is checked, loans are permitted under Section
            7.10 of the Plan.

         Note:  Loans may not be made to Owner-Employees of an unincorporated
                          ---
         Employer or shareholder-employees of an Employer which is an S Corporation.


13.      FORMS OF DISTRIBUTION

         Each Member may choose to have the distribution of his Accounts made under Section 7.07 of the Plan in accordance with one of the following options (check any options you wish to offer under the Plan):

  (X) A. One lump sum payment in cash or in kind or part in cash and part in kind.

  ( )   B.  Payments in cash or in kind in annual, quarterly or monthly installments over a period not exceeding one of the following periods selected by the Member:

            (i)   the life expectancy of the Member;

           (ii) the joint life and last survivor expectancy of the Member and a Designated Beneficiary.

  ( )   C.  Payments in cash or in kind in annual, quarterly or monthly installments over a period up to 15 years as selected by the Member.

  ( )   D.  Purchase of an immediate nontransferable annuity which meets the requirements of Section 401(a)(9) of the Code and the regulations promulgated thereunder.


14.     TIMING OF DISTRIBUTIONS

        The distribution of the Member's Accounts whose employment terminates for reasons other than retirement, disability or death and whose Accounts exceed $3,500 (insert

        $3,500 or more) will commence within a reasonable time after the end of the Plan Year in which the following occurs (check one):

  (X)   A.  The Member's termination of employment.

  ( )   B.  The date the Member attains (or would have attained) Normal
            Retirement Age.

  ( )   C.       years from the Member's termination of employment.
           ----


15.     LIMITATION ON CONTRIBUTIONS

  If the Employer maintains or ever maintained another qualified plan in which any Member of this Plan is (or was) a participant or could possibly become a participant, complete this section.

  A. If the Member is covered under another qualified defined contribution plan maintained by the Employer, other than a regional prototype (check i or ii):

        ( ) i. The provisions of Section 12.02 will apply as if the other plan were a regional prototype plan.

        ( ) ii. (Provide the method under which the plans will limit Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that
                  precludes Employer discretion)                               .
                                                 ------------  ----------------

  B. If the Member is or has ever been a participant in a defined benefit plan maintained by the Employer (provide the method under which the plans will satisfy Section 415(e) of the Code):
                                                        -----------------------
        ----------------------

16.     ADOPTION BY EMPLOYER:

  The employer named in Paragraph 1 (the "Employer") hereby adopts the Mueller Co. Cleveland Hourly Retirement Savings and Investment Plan consisting of this Adoption Agreement and the Goodwin, Procter & Hoar Regional Prototype Defined Contribution Basic Plan Document.

  It is understood that the Employer assumes full responsibility for the legal and tax aspects of its adoption of this Plan. Failure by the Employer to complete this Adoption Agreement properly may result in disqualification of the Plan.

                                TYCO INTERNATIONAL LTD.


                                By: /s/ John A. Helfrich
                                   --------------------
                                   Authorized Signature

                                Date: November 15, 1994
                                     ------------------

  The Employer may not rely on the opinion letter obtained by Goodwin, Procter & Hoar from the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.

  If the Employer has any questions regarding plan provisions, the procedure for adoption of this regional prototype plan, and the effect of the notification letter, please contact a member of the ERISA Department of Goodwin, Procter & Hoar at Exchange Place, Boston, Massachusetts 02109, or by calling (617) 570-1000.

  Goodwin, Procter & Hoar will inform the Employer of any amendments made to the prototype plan or of the discontinuance or abandonment of the prototype plan.

77904.b1